As filed with the Securities and Exchange Commission on November 3, 1999
                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 54                     [X]
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 55                             [X]

                              ADVISORS SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 952-1100

                               ROBERT H. WADSWORTH
                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018
                     (Name and Address of Agent for Service)


 It is proposed that this filing will become effective (check appropriate box):

     [X] Immediately upon filing pursuant to paragraph (b)
     [ ] On _____________, pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] On _____________, pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] On _____________, pursuant to paragraph (a)(2) of Rule 485

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
    As filed with the Securities and Exchange Commission on November 3, 1999
                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================









                                     Part A

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT

                              ADVISORS SERIES TRUST

                          Kaminski Poland Fund Class A
                                       and
                          Kaminski Poland Fund Class I









================================================================================

                              KAMINSKI POLAND FUND

                                   PROSPECTUS
                                 CLASS A SHARES

                                NOVEMBER 3, 1999

































THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



RISK/RETURN SUMMARY                                                            3

UNDERSTANDING EXPENSES                                                         5

MANAGEMENT OF THE FUND                                                         6

ACCOUNT INFORMATION                                                            7

INVESTOR GUIDE                                                                 8

SERVICES AVAILABLE TO SHAREHOLDERS                                            12

DISTRIBUTIONS AND TAXES                                                       13

FINANCIAL HIGHLIGHTS                                                          13





More detailed information on all subjects covered in this prospectus is contained in the fund's Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

RISK/RETURN SUMMARY


WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The investment objective of the Fund is long term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed only with shareholder approval.


HOW DOES THE FUND SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE? The Advisor selects foreign equity securities for the Fund's portfolio that are issued by companies based in the Republic of Poland. While there are currently over 201 companies listed on the Warsaw Stock Exchange, the Fund will invest only in some of these companies and will have a fairly limited portfolio. The Fund may also invest in shares of investment companies that are being created as part of the privatization of state-owned companies.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of issuers based in the Republic of Poland. The Advisor can purchase stocks of issuers with a market capitalization greater than $10 million and an annual rate of earnings growth that is greater than 10%. Currently, approximately 45% of all Warsaw Stock Exchange listed companies meet these criteria.


Because the Polish market is limited in market capitalization, the Fund may have to close to new investors if its total assets exceed the amount that the Advisor believes can be invested effectively.


WHAT RISKS ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND? There are risks associated with all securities, but an investment in the Fund entails more risks than in most other mutual funds. You may lose money by investing in the Fund, and it should not be considered a complete investment program. The Fund is designed for long term investment, and an investment in its shares should be considered speculative.


     EMERGING MARKET. The securities market in Poland is considered to be an "emerging market," with greater risks than are present in the more developed economy and market of the U.S. Emerging markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their economic and political systems. There is significantly less liquidity than in U.S. markets, which may lead to difficulties in selling the Fund's portfolio securities. Finally, because the Fund concentrates its investments in Poland, it will be subject to economic and political developments that affect that country, unlike other international funds which diversify among several countries.

     CURRENCY RISKS. Most of the Fund's portfolio securities will be denominated in Polish currency (the "zloty"). Changes in the value of the zloty relative to the U.S. dollar will affect the Fund's net asset value. If the dollar increases in value in relation to the zloty and the price of securities is unchanged, the value of the Fund's portfolio will decrease, and vice versa.

     WARSAW STOCK EXCHANGE. While regulation of securities and the Warsaw Stock Exchange is similar to the regulatory framework in the United States, Polish regulators are considerably less experienced than their U.S. counterparts. Accordingly, the Polish market offers less protection for investors.

     CONCENTRATION RISK. The Fund is non-diversified, which means that the Fund may make larger investments in individual companies. Therefore, the Fund's share price may change more frequently than the share price of a more diversified fund.


     DEFENSIVE INVESTMENTS - At the discretion of the Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

     YEAR 2000 - Many computer systems, as originally encoded, cannot distinguish the year 2000 from the year 1900. If not corrected, computer systems may misinterpret and read incorrectly dates occurring after December 31, 1999. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades and pricing and accounting services. The Fund's Board of Trustees have adopted a Year 2000 Project Plan that the Board of Trustees believes is reasonably designed to address the Year 2000 Problem with respect to the Advisor's and the Fund's service providers' computer systems. For example, should the Board of Trustees determine that a service provider is not converting to a Year 2000 compliant system, the Board of Trustees will replace that service provider. The Board of Trustees has sought representation from the Advisor and the Fund's service providers that their systems are Year 2000 compliant. The Advisor and the Fund's service providers have assured the Fund that they have tested and/or have reviewed their computer systems for Year 2000 compliance. This is not a guarantee, however, that the Fund will not experience an adverse impact from the Year 2000 Problem. It is important to keep in mind that the Year 2000 Problem may adversely impact the issuers in which the Fund invests and, by extension, the value of the shares held by the Fund. This is especially important with respect to foreign issuers who may be less prepared than their U.S. counterparts.

WHO MAY WANT TO INVEST? The Fund is intended for investors who:

     *    Are willing to hold their shares for a long period of time;

     * Are diversifying their investment portfolio by investing in a mutual fund that concentrates in common stocks of companies based in the Republic of Poland; and/or

     * Are willing to accept higher short-term risk in exchange for a higher potential for a long-term total return.

                                PAST PERFORMANCE

The following performance information illustrates some of the risk of investing in Class A shares of the Fund. Class A has not yet had a full calendar-year of operation. The table shows the average annual total return over time of the Fund compared with broad-based market indices. Remember, past performance does not predict future performance.

[Insert bar chart]


1998 - (31.79%)

During the periods shown above, the highest and lowest quarterly returns earned by the Fund were:

         Highest: 8.94% for the quarter ended 3/31/98
         Lowest:  (26.94%) for the quarter ended 9/30/98

The year-to-date total return for the Fund as of September 30, 1999 was 0.81%.

Average Annual Total Returns
as of December 31, 1998                              1 Year     Since Inception*
----------------------------                         ------     ----------------

The Fund                                             (31.79%)      (27.77%)
WIG Index**                                          (12.77%)      (13.95%)


Returns shown are that of the Fund's Class I shares which is not offered in this prospectus. The annual returns for the Class I and Class A are similar because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the two classes do not have the same fees and expenses.


*    Class I shares of the Fund commenced operations on July 9, 1997.
** The WIG Index is the Warsaw Stock Exchange's main market index. It is an unmanaged index of 117 companies based on market capitalizations.

                             UNDERSTANDING EXPENSES

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES
         (fees paid directly from your investment)

         Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)(a)                         5.75%
         Maximum Deferred Sales Load (b)                                1.00%

(a) The sales load you pay is subject to breakpoints. See "Investor Guide" in this prospectus for further information.

(b) The deferred sales load (as a percentage of original purchase price or redemption proceeds, whichever is lower) will be imposed on redemptions made within 18 months of purchase. This deferred sales load will apply only sales made above the $500,000 breakpoint amount.


         ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund assets)

         Investment Advisory Fees                                         1.45%
         Distribution (12b-1) Fees                                        0.25%
         Other Expenses                                                  55.60%
                                                                        ------
         Total Operating Expenses                                        57.30%
                                                                        ------
           Advisory Fee Waiver and/or Fund Expense Absorption*          (54.55%)
                                                                        ------
         Net Expenses                                                     2.75%


* The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 2.75%. This contract's term is indefinite and may be terminated only by the Board of Trustees of the Fund. If the Advisor waives any of its fees or pays Fund expenses, the Fund may reimburse the Advisor in future years.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 Year       3 Years       5 Years      10 Years
          ------       -------       -------      --------

          $ 937        $1,379        $1,946        $3,478


                             MANAGEMENT OF THE FUND

THE ADVISOR


The Fund's Advisor is Kaminski Asset Management, Inc., 319 1st Avenue North, Suite 300, Minneapolis, MN 55401. The Advisor, which is controlled by M.G. Kaminski, incorporated in December, 1996. Mr. Kaminski has been the President and Chief Executive Officer of the Advisor since it was incorporated and the portfolio manager of the Fund since its inception. Mr. Kaminski was, from October, 1992 until December, 1996 a Vice President of PaineWebber Incorporated and was responsible for client assets aggregating approximately $100 million in 1996. Prior to joining PaineWebber, Mr. Kaminski was associated with Piper Jaffray, Inc.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 1.45% of average net assets on the first $20 million of net assets of the Fund, reduced to 1.25% on assets in excess of $20 million. For the fiscal year of the Fund ended June 30, 1999, the Advisor waived all of its fees of $20,142 and absorbed $115,187 of the Fund's total annual operating expenses.

Pursuant to an agreement between the Advisor and the Fund, the Advisor has been limiting the operating expenses of each Class to 2.75% of average annual net assets by waiving its investment advisory fee and/or by paying expenses of the Fund. In order to enable the Advisor to make these payments, Mr. Matthew Gregory Kaminski, owner of the Advisor, has been making capital infusions into the Advisor out of his personal assets.

Although Mr. Kaminski has no current intention, if he discontinues his personal capital infusions into the Advisor, the Advisor's investment management services, including those provided to the Fund, would be compromised.

If the Advisor is unable to, or voluntarily decides to discontinue to, waive the investment advisory fee and/or pay expenses of the Fund, the operating expenses of the Fund would be considerably higher, which would adversely effect the net asset value and the performance of the Fund.

The Fund is currently in the process of reorganizing into the Questar Funds, Inc., a Maryland Corporation. Should the shareholders approve the reorganization and the Board of Directors of Questar Funds, Inc. approve a new investment advisory agreement with the Advisor, the Advisor will continue its investment advisory services to the Fund after it becomes a series of the Questar Funds, Inc. Further information and notice will be provided by form of a proxy statement to all shareholders.



SHAREHOLDING SERVICING AGENT

         American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788, serves as the Fund's Shareholder Servicing Agent and Transfer Agent.

CUSTODIAN

         Firstar Institutional Custody Services, 425 Walnut Street, Cincinnati, OH 45202, serves as the Fund's Custodian.

DISTRIBUTOR

         First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, AZ 85018, serves as the Fund's Distributor.

INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402, serves as the Fund's Independent Accountants.

LEGAL COUNSEL

         Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, CA 94104, serves as the Fund's Legal Counsel.

                               ACCOUNT INFORMATION

The Fund offers for sale two classes of shares, Class I and Class A. This prospectus sets out information about Class A shares, available to investors who do not have the minimum investment requirements to purchase the Fund's Class I shares. Class I shares are also available to investors who are willing to make an initial investment of $5,000. Class I shares do not charge a sales load and have a different operating expense structure which may result in performance for that Class which is different from that of Class A shares. Class I shares are discussed more fully in a separate prospectus available from the Fund.

HOW THE FUND'S SHARES ARE PRICED

Class A shares are offered at net asset value ("NAV"). Shares of the Fund are offered continuously for purchase at the NAV next determined after a purchase order is received. The NAV is effective for orders received by the Fund or investment brokers and their agents prior to the time of the next determination of the Fund's NAV and, in the case of orders placed with brokers, transmitted promptly to the Transfer Agent. Orders received after 4:00 p.m., Eastern time will be entered at the following day's calculated NAV.

WHEN THE FUND'S SHARES ARE PRICED

The NAV is calculated after the close of trading on the New York Stock Exchange (the "NYSE"), every day that the NYSE is open for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

                                 INVESTOR GUIDE

HOW TO PURCHASE SHARES OF THE FUND

There are several ways to purchase shares of the Fund. An Application Form, which accompanies this prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative (toll-free) at (888) 229-2105.

     YOU MAY SEND MONEY TO THE FUND BY MAIL. If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to the Kaminski Poland Fund) to the Fund's Shareholder Servicing Agent:

     Kaminski Poland Fund
     P.O. Box 640947
     Cincinnati, OH 45264-0947

     YOU MAY WIRE MONEY TO THE FUND. Before sending a wire, you should call the Fund at (888) 229-2105 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

     Firstar Bank, N.A. Cinti/Trust
     ABA # 0420-0001-3
     for credit to Kaminski Poland Fund
     DDA # 486-479-769
     for further credit to [your name and account #]

     Your bank may charge you a fee for sending a wire to the Fund.

     YOU MAY PURCHASE SHARES THROUGH AN INVESTMENT DEALER. You may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

     Please contact your broker to see if it is an approved broker of the Fund and for additional information.

MINIMUM INVESTMENTS

Your initial purchase must be at least $1,000. Exceptions may be made at the Fund's discretion.

SUBSEQUENT INVESTMENTS

Subsequent investments must be at least $250. You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund (toll-free) at (888) 229-2105.

You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through a Broker.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distribution Plan permits the Fund to pay the Advisor, as Distribution Coordinator, for the sale and distribution of Fund shares at an annual rate of 0.25% of the Fund's average annual net assets. Payments made by the Fund pursuant to the Distribution Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

HOW TO REDEEM  YOUR SHARES

You may redeem all or any portion of your shares of the Fund at their NAV on each day the NYSE is open for trading.

     REDEMPTION IN WRITING. You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to: Kaminski Poland Fund, P.O. Box 640947, Cincinnati, OH 45264-0947.

     SIGNATURE GUARANTEE. If the value of the shares you wish to redeem exceeds $5,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Note that a signature witnessed by a notary public is not acceptable.

     REDEMPTION BY TELEPHONE. If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent (toll-free) at (888) 229-2105 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

     By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed.

     You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (REMEMBER, NOT A NOTARIZATION). The Fund may modify or terminate your telephone privileges after giving you 60 days notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. In addition, the Fund may postpone payment of proceeds for up to seven days, as permitted by federal securities laws.

SALES CHARGE REDUCTIONS

The reduced sales charges apply to quantity purchases. In addition, purchases of shares made during a thirteen month period pursuant to a LETTER OF INTENT are eligible for a reduced sales charge (see below). Reduced sales charges are also applicable to subsequent purchases based on the aggregate of the amount being purchased and the value, at NAV, of shares owned at the time of investment.

                                     Sales Charge as    Sales Charge as   Portion of Sales
                                       a Percentage     a Percentage of   Charge Retained
Amount of Purchase                  of Offering Price   Net Asset Value      by Dealers
------------------                  -----------------   ---------------      ----------
Less than $50,000                         5.75%              6.10%              5.00%
$50,000 but less than $100,000            4.75%              5.00%              4.00%
$100,000 but less than $250,000           3.75%              3.90%              3.00%
$250,000 but less than $500,000           2.50%              2.60%              2.00%
$500,000 but less than $1,000,000         1.75%              1.80%              1.50%
$1,000,000 or more                          --                 --                 --

     LETTER OF INTENT. You may qualify for an immediate reduced sales charge on purchases by completing the Letter on Intent section on the Application Form. You must state an intention to purchase, during the next 13 months, a specified amount of shares which, if made at one time, would qualify you for a reduced sales charge as specified in the above table.

     RIGHTS OF ACCUMULATION. The reduced sales charges applicable to purchases apply on a cumulative basis over any period of time. Thus the value of all shares of the Fund owned by you (including your regular account, IRA account, or any other account), taken at current net asset value, can be combined with a current purchase of shares to determine the rate of sales charge applicable to the current purchase in order to receive the cumulative quantity reduction. When opening a new account, the fact that you currently hold shares of the Fund must be indicated on the Application Form in order to receive the cumulative quantity discount. For subsequent purchases, the Fund's Shareholder Servicing Agent (toll-free) at (888) 229-2105 should be notified of current fund holdings prior to the purchase of additional shares.

                       SERVICES AVAILABLE TO SHAREHOLDERS

RETIREMENT PLANS. You may obtain a prototype IRA plan from the Fund. Shares of the Fund are also eligible investments for other types of retirement plans.

AUTOMATIC INVESTING BY CHECK. You may make regular monthly investments in the Fund using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $50), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Fund. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

AUTOMATIC WITHDRAWALS. The Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. The Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

OTHER INFORMATION

All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any investment, in whole or in part. The IRS requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. Otherwise, you may be subject to backup withholding at a rate of 31%.

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Income dividends and capital gain distributions are normally declared and paid by the fund to is shareholders in December of each year. The Fund may also make period dividend payments and distributions at other times in its discretion.

Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions. Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent that payment be made in cash.

TAXES

The Fund is required by Internal Revenue Service rules to distribute substantially all of its net investment income, and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. You will be notified at least annually about the tax consequences of distributions made each year. The Fund's dividends and distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares will be treated as a sale and any gain on the transaction may be taxable. Additional information about tax issues relating to the Fund may be found in the SAI. Please consult your tax advisor about the potential tax consequences of investing in the Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the Fund's financial statements are included in the Fund's annual report which is available upon request by calling (toll-free) (888) 229-2105.


KAMINSKI POLAND FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------
                                                CLASS A                         CLASS I
                                            MARCH 18, 1999**     CLASS I      JULY 9, 1997*
                                                THROUGH        YEAR ENDED       THROUGH
                                             JUNE 30, 1999    JUNE 30, 1999   JUNE 30, 1998
                                            --------------    -------------   -------------
Net asset value, beginning of period            $ 6.35          $ 8.25          $ 10.00
                                                ------          ------          -------

Income (loss) from investment operations:
  Net investment loss++                          (0.02)          (0.02)           (0.08)
  Net realized and unrealized
    (loss) on investments                         1.48           (0.40)           (1.67)
                                                ------          ------          -------
Total from investment operations                  1.46           (0.42)           (1.75)
                                                ------          ------          -------

Net asset value, end of period                  $ 7.81          $ 7.83          $  8.25
                                                ======          ======          =======

Total return                                     22.99%++***     (5.09)%++       (17.50)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)           $   0.1          $  2.0          $   1.4

Ratio of expenses to average net assets:
    Before expense reimbursement                 57.30%+         11.97%           17.57% +
    After expense reimbursement                   2.75%++         2.75%            2.75% ++

Ratio of net investment loss to
  average net assets:
    Before expense reimbursement                (56.62)%+       (11.05)%         (16.30)% +
    After expense reimbursement                  (2.02)%+        (1.82)%          (1.48%) +

Portfolio turnover rate                          28.51%          28.51%           25.74%

----------
*    Commencement of operations.
**   Inception date of the Class A shares.
***  Total investment return does not reflect effect of sales charges.
+    Annualized.
++ Net investment loss per share is calculated using the ending balance prior to consideration of adjustments for permanent book and tax differences.
++   Not annualized.

Kaminski Poland Fund, Class A
A Series of Advisors Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the Statement of Additional Information ("SAI"), incorporated by reference in this prospectus, that is available free of charge.


To request your free copy of the SAI, Annual Report, Semi-Annual Report, or to request other information, please call (toll-free) (888) POL-FUND or write to the Fund:


                              Kaminski Poland Fund
                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

You may review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's ("SEC's") Public Reference Room in Washington, D.C. Call (800) SEC-0330 for information about the operation of the Public Reference Room.

Reports and other Fund information are also available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.


                                                      SEC File Number: 811-07959

                              KAMINSKI POLAND FUND

                                   PROSPECTUS
                                 CLASS I SHARES


                                NOVEMBER 3, 1999



















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        KAMINSKI ASSET MANAGEMENT, INC.
                         319 1ST AVENUE NORTH, SUITE 300
                              MINNEAPOLIS, MN 55401


                                TABLE OF CONTENTS



RISK/RETURN SUMMARY                                                            3

UNDERSTANDING EXPENSES                                                         6

ACCOUNT INFORMATION                                                            8

INVESTOR GUIDE                                                                 9

SERVICES AVAILABLE TO SHAREHOLDERS                                            11

DISTRIBUTIONS AND TAXES                                                       12

FINANCIAL HIGHLIGHTS                                                          13




More detailed information on all subjects covered in this prospectus is contained in the fund's Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

                               RISK/RETURN SUMMARY



WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The investment objective of the Fund is long term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed only with shareholder approval.


HOW DOES THE FUND SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE? The Advisor selects foreign equity securities for the Fund's portfolio that are issued by companies based in the Republic of Poland. While there are currently over 201 companies listed on the Warsaw Stock Exchange, the Fund will invest only in some of these companies and will have a fairly limited portfolio. The Fund may also invest in shares of investment companies that are being created as part of the privatization of state-owned companies.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of issuers based in the Republic of Poland. The Advisor can purchase stocks of issuers with a market capitalization greater than $10 million and an annual rate of earnings growth that is greater than 10%. Currently, approximately 45% of all Warsaw Stock Exchange listed companies meet these criteria.


Because the Polish market is limited in market capitalization, the Fund may have to close to new investors if its total assets exceed the amount that the Advisor believes can be invested effectively.


WHAT RISKS ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND? There are risks associated with all securities, but an investment in the Fund entails more risks than in most other mutual funds. You may lose money by investing in the Fund, and it should not be considered a complete investment program. The Fund is designed for a long term investment, and an investment in its shares should be considered speculative.


     EMERGING MARKET. The securities market in Poland is considered to be an "emerging market," with greater risks than are present in the more developed economy and market of the U.S. Emerging markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their economic and political systems. There is significantly less liquidity than in U.S. markets, which may lead to difficulties in selling the Fund's portfolio securities. Finally, because the Fund concentrates its investments in Poland, it will be subject to economic and political developments that affect that country, unlike other international funds which diversify among several countries.

     CURRENCY RISKS. Most of the Fund's portfolio securities will be denominated in Polish currency (the "zloty"). Changes in the value of the zloty relative to the U.S. dollar will affect the Fund's net asset value. If the dollar increases in value in relation to the zloty and the price of securities is unchanged, the value of the Fund's portfolio will decrease, and vice versa.

     WARSAW STOCK EXCHANGE. While regulation of securities and the Warsaw Stock Exchange is similar to the regulatory framework in the United States, Polish regulators are considerably less experienced than their U.S. counterparts. Accordingly, the Polish market offers less protection for investors.


     CONCENTRATION RISK. The Fund is non-diversified, which means that the Fund may make larger investments in individual companies. Therefore, the Fund's share price may change more frequently than the share price of a more diversified fund.


     DEFENSIVE INVESTMENTS - At the discretion of the Advisor, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high quality, short-term debt securities and money market instruments for temporary defensive purposes. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

     YEAR 2000 - Many computer systems, as originally encoded, cannot distinguish the year 2000 from the year 1900. If not corrected, computer systems may misinterpret and read incorrectly dates occurring after December 31, 1999. This is commonly known as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades and pricing and accounting services. The Fund's Board of Trustees have adopted a Year 2000 Project Plan that the Board of Trustees believes is reasonably designed to address the Year 2000 Problem with respect to the Advisor's and the Fund's service providers' computer systems. For example, should the Board of Trustees determine that a service provider is not converting to a Year 2000 compliant system, the Board of Trustees will replace that service provider. The Board of Trustees has sought representation from the Advisor and the Fund's service providers that their systems are Year 2000 compliant. The Advisor and the Fund's service providers have assured the Fund that they have tested and/or have reviewed their computer systems for Year 2000 compliance. This is not a guarantee, however, that the Fund will not experience an adverse impact from the Year 2000 Problem. It is important to keep in mind that the Year 2000 Problem may adversely impact the issuers in which the Fund invests and, by extension, the value of the shares held by the Fund. This is especially important with respect to foreign issuers who may be less prepared than their U.S. counterparts.


WHO MAY WANT TO INVEST?  The Fund is intended for investors who:

     *    Are willing to hold their shares for a long period of time;

     * Are diversifying their investment portfolio by investing in a mutual fund that concentrates in common stocks of companies based in the Republic of Poland; and/or

     * Are willing to accept higher short-term risk in exchange for a higher potential for a long-term total return.

PAST PERFORMANCE

The following performance information illustrates some of the risk of investing in the Fund. The bar chart shows the Fund's total return for its first calendar year end, 1998. The table shows the Fund's average annual total return over time compared with broad-based market indices. Remember, past performance does not predict future performance.

[Insert bar chart]


1998 - (31.79%)


During the periods shown above, the highest and lowest quarterly returns earned by the Fund were:


         Highest: 8.94% for the quarter ended 3/31/98
         Lowest:  (26.94%) for the quarter ended 9/30/98

The year-to-date total return for the Fund as of September 30, 1999 was 0.81%.

Average Annual Total Returns
as of December 31, 1998                              1 Year     Since Inception*
----------------------------                         ------     ----------------

The Fund                                             (31.79%)       (27.77%)
WIG Index**                                          (12.77%)       (13.95%)

*    The Fund commenced operations on July 9, 1997.
** The WIG Index is the Warsaw Stock Exchange's main market index. It is an unmanaged index of 117 companies based on market capitalizations.

                             UNDERSTANDING EXPENSES

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         SHAREHOLDER FEES
         (fees paid directly from your investment)

         Maximum Sales Load Imposed on Purchases                          None
         Maximum  Sales  Load  Imposed on Reinvested  Dividends           None
         Deferred Sales Load                                              None
         Redemption Fees                                                  None


         ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund assets)

         Investment Advisory Fees                                         1.45%
         Distribution (12b-1) Fees                                        0.25%
         Other Expenses                                                  10.27%
                                                                         -----
         Total Annual Fund Operating Expenses                            11.97%
                                                                         -----
                  Advisory Fee Waiver and/or Fund Expense Absorption*    (9.22)%
                                                                         -----
         Net Expenses                                                     2.75%


* The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 2.75%. This contract's term is indefinite and may be terminated only by the Board of Trustees of the Fund. If the Advisor waives any of its fees or pays Fund expenses, the Fund may reimburse the Advisor in future years.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 Year      3 Years      5 Years     10 Years
           ------      -------      -------     --------

           $ 278       $ 853        $1,454       $3,080

                             MANAGEMENT OF THE FUND

THE ADVISOR


The Fund's Advisor is Kaminski Asset Management, Inc., 319 1st Avenue North, Suite 300, Minneapolis, MN 55401. The Advisor, which is controlled by M.G. Kaminski, incorporated in December, 1996. Mr. Kaminski has been the President and Chief Executive Officer of the Advisor since it was incorporated and the portfolio manager of the Fund since its inception. Mr. Kaminski was, from October, 1992 until December, 1996 a Vice President of PaineWebber Incorporated and was responsible for client assets aggregating approximately $100 million in 1996. Prior to joining PaineWebber, Mr. Kaminski was associated with Piper Jaffray, Inc.

The Advisor provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 1.45% of average net assets on the first $20 million of net assets of the Fund, reduced to 1.25% on assets in excess of $20 million. For the fiscal year of the Fund ended June 30, 1999, the Advisor waived all of its fees of $20,142 and absorbed $115,187 of the Fund's total annual operating expenses.

Pursuant to an agreement between the Advisor and the Fund, the Advisor has been limiting the operating expenses of each Class to 2.75% of average annual net assets by waiving its investment advisory fee and/or by paying expenses of the Fund. In order to enable the Advisor to make these payments, Mr. Matthew Gregory Kaminski, owner of the Advisor, has been making capital infusions into the Advisor out of his personal assets.

Although Mr. Kaminski has no current intention, if he discontinues his personal capital infusions into the Advisor, the Advisor's investment management services, including those provided to the Fund, would be compromised.

If the Advisor is unable to, or voluntarily decides to discontinue to, waive the investment advisory fee and/or pay expenses of the Fund, the operating expenses of the Fund would be considerably higher, which would adversely effect the net asset value and the performance of the Fund.

The Fund is currently in the process of reorganizing into the Questar Funds, Inc., a Maryland Corporation. Should the shareholders approve the reorganization and the Board of Directors of Questar Funds, Inc. approve a new investment advisory agreement with the Advisor, the Advisor will continue its investment advisory services to the Fund after it becomes a series of the Questar Funds, Inc. Further information and notice will be provided by form of a proxy statement to all shareholders.

SHAREHOLDING SERVICING AGENT

     American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788 serves as the Fund's Shareholder Servicing Agent and Transfer Agent.

CUSTODIAN

     Firstar Institutional Custody Services, 425 Walnut Street, Cincinnati, OH 45202, serves as the Fund's Custodian.

DISTRIBUTOR

     First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, AZ 85018, serves as the Fund's Distributor.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402, serves as the Fund's Independent Accountants.

LEGAL COUNSEL

     Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, CA 94104, serves as the Fund's Legal Counsel.

                               ACCOUNT INFORMATION

The Fund offers for sale two classes of shares, Class I and Class A. This prospectus sets out information about Class I shares. Class A shares are also available to investors. Class A shares charge a sales load and have a different operating expense structure which may result in performance for that Class which is different from that of Class I shares. Class A shares are discussed more fully in a separate prospectus available from the Fund.

HOW THE FUND'S SHARES ARE PRICED

Class I shares are offered at net asset value ("NAV"). Shares of the Fund are offered continuously for purchase at the NAV next determined after a purchase order is received. The NAV is effective for orders received by the Fund or investment brokers and their agents prior to the time of the next determination of the Fund's NAV and, in the case of orders placed with brokers, transmitted promptly to the Transfer Agent. Orders received after 4:00 p.m., Eastern time will be entered at the following day's calculated NAV.

WHEN THE FUND'S SHARES ARE PRICED

The NAV is calculated after the close of trading on the New York Stock Exchange (the "NYSE"), every day that the NYSE is open for trading. The NYSE usually closes at 4 p.m., Eastern time, on weekdays, except for holidays.

                                 INVESTOR GUIDE

HOW TO PURCHASE SHARES OF THE FUND

There are several ways to purchase shares of the Fund. An Application Form, which accompanies this prospectus, is used if you send money directly to the Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative (toll-free) at (888) 229-2105.

     YOU MAY SEND MONEY TO THE FUND BY MAIL. If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to the Kaminski Poland Fund) to the Fund's Shareholder Servicing Agent:

     Kaminski Poland Fund
     P.O. Box 640947
     Cincinnati, OH 45264-0947

     YOU MAY WIRE MONEY TO THE FUND. Before sending a wire, you should call the Fund at (888) 229-2105 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

     Firstar Bank, N.A. Cinti/Trust
     ABA # 0420-0001-3
     for credit to Kaminski Poland Fund
     DDA # 486-479-769
     for further credit to [your name and account #]

     Your bank may charge you a fee for sending a wire to the Fund.

     YOU MAY PURCHASE SHARES THROUGH AN INVESTMENT DEALER. You may buy and sell shares through the Fund's approved brokers and their agents (together "Brokers"). An order placed with a Broker is treated as if it were placed directly with the Fund, and will be executed at the next share price calculated by the Fund. Your Broker will hold your shares in a pooled account in the Broker's name. The Broker may charge you a fee to handle your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

     Please contact your broker to see if it is an approved broker of the Fund and for additional information.

MINIMUM INVESTMENTS

Your initial purchase must be at least $5,000. Exceptions may be made at the Fund's discretion.

SUBSEQUENT INVESTMENTS

Subsequent investments must be at least $250. You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund (toll-free) at (888) 229-2105.

You may also make additional purchases by wire or through a Broker. Please follow the procedures described above for purchasing shares through a Broker.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distribution Plan permits the Fund to pay the Advisor, as Distribution Coordinator, for the sale and distribution of Fund shares at an annual rate of 0.25% of the Fund's average annual net assets. Payments made by the Fund pursuant to the Distribution Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

HOW TO REDEEM YOUR SHARES

You may redeem all or any portion of your shares of the Fund at their NAV on each day the NYSE is open for trading.

     REDEMPTION IN WRITING. You may redeem your shares by simply sending a written request to the Fund. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to: Kaminski Poland Fund, P.O. Box 640947, Cincinnati, OH 45264-0947.

     SIGNATURE GUARANTEE. If the value of the shares you wish to redeem exceeds $5,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Note that a signature witnessed by a notary public is not acceptable.

     REDEMPTION BY TELEPHONE. If you complete the Redemption by Telephone portion of the Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the Fund's Shareholder Servicing Agent (toll-free) at (888) 229-2105 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

     By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Fund will take steps to confirm that a telephone redemption is authentic. This may include tape recording the telephone instructions, or requiring a form of personal identification before acting on those instructions. The Fund reserves the right to refuse telephone instructions if it cannot reasonably confirm the telephone instructions. The Fund may be liable for losses from unauthorized or fraudulent telephone transactions only if these reasonable procedures are not followed.

     You may request telephone redemption privileges after your account is opened. However, the authorization form requires a separate signature guarantee (REMEMBER, NOT A NOTARIZATION). The Fund may modify or terminate your telephone privileges after giving you 60 days notice. Please be aware that you may experience delays in redeeming your shares by telephone during periods of abnormal market activity. In addition, the Fund may postpone payment of proceeds for up to seven days, as permitted by federal securities laws.

                       SERVICES AVAILABLE TO SHAREHOLDERS

RETIREMENT PLANS. You may obtain a prototype IRA plan from the Fund. Shares of the Fund are also eligible investments for other types of retirement plans.

AUTOMATIC INVESTING BY CHECK. You may make regular monthly investments in the Fund using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $50), as if you had written it directly. Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Fund. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

AUTOMATIC WITHDRAWALS. The Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. The Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

OTHER INFORMATION

The Fund may waive the minimum investment requirements for purchases by certain group or retirement plans. All investments must be made in U.S. dollars, and checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any investment, in whole or in part. The IRS requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. Otherwise, you may be subject to backup withholding at a rate of 31%.

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Income dividends and capital gain distributions are normally declared and paid by the fund to is shareholders in December of each year. The Fund may also make period dividend payments and distributions at other times in its discretion.

Unless you invest through a tax-advantaged account, you will owe taxes on the dividends and distributions. Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent that payment be made in cash.

TAXES

The Fund is required by Internal Revenue Service rules to distribute substantially all of its net investment income, and capital gains, if any, to shareholders. Capital gains may be taxable at different rates depending upon the length of time a Fund holds its assets. You will be notified at least annually about the tax consequences of distributions made each year. The Fund's dividends and distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares will be treated as a sale and any gain on the transaction may be taxable. Additional information about tax issues relating to the Fund may be found in the SAI. Please consult your tax advisor about the potential tax consequences of investing in the Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. Their report and the Fund's financial statements are included in the Fund's annual report which is available upon request by calling (toll-free) at (888) 229-2105.

KAMINSKI POLAND FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                CLASS A                         CLASS I
                                            MARCH 18, 1999**     CLASS I      JULY 9, 1997*
                                                THROUGH        YEAR ENDED       THROUGH
                                             JUNE 30, 1999    JUNE 30, 1999   JUNE 30, 1998
                                            --------------    -------------   -------------
Net asset value, beginning of period           $ 6.35            $ 8.25         $ 10.00
                                               ------            ------         -------

Income (loss) from investment operations:
  Net investment loss++                         (0.02)            (0.02)          (0.08)
  Net realized and unrealized
    (loss) on investments                        1.48             (0.40)          (1.67)
                                               ------            ------         -------
Total from investment operations                 1.46             (0.42)          (1.75)
                                               ------            ------         -------

Net asset value, end of period                 $ 7.81            $ 7.83         $  8.25
                                               ======            ======         =======

Total return                                    22.99%++***       (5.09)%++      (17.50)%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)           $  0.1            $  2.0         $   1.4

Ratio of expenses to average net assets:
    Before expense reimbursement                57.30%+           11.97%          17.57% +
    After expense reimbursement                  2.75%++           2.75%           2.75% ++

Ratio of net investment loss to
  average net assets:
    Before expense reimbursement               (56.62)%+         (11.05)%        (16.30)% +
    After expense reimbursement                 (2.02)%+          (1.82)%         (1.48%) +

Portfolio turnover rate                         28.51%            28.51%          25.74%

----------
*    Commencement of operations.
**   Inception date of the Class A shares.
***  Total investment return does not reflect effect of sales charges.
+    Annualized.
++ Net investment loss per share is calculated using the ending balance prior to consideration of adjustments for permanent book and tax differences.
++   Not annualized.

                          KAMINSKI POLAND FUND, CLASS I
                        A SERIES OF ADVISORS SERIES TRUST

FOR MORE INFORMATION

You can find more information about the Fund in the Statement of Additional Information ("SAI"), incorporated by reference in this prospectus, that is available free of charge.


To request your free copy of the SAI, Annual Report, Semi-Annual Report, or to request other information, please call (toll-free) (888) POL-FUND or write to the Fund:


                              Kaminski Poland Fund
                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

You may review and copy further information about the Fund, including the SAI, at the Securities and Exchange Commission's ("SEC's") Public Reference Room in Washington, D.C. Call (800) SEC-0330 for information about the operation of the Public Reference Room.

Reports and other Fund information are also available on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.


                                                      SEC File Number: 811-07959

    As filed with the Securities and Exchange Commission on November 3, 1999
                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================











                                     Part B

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT

                              ADVISORS SERIES TRUST

                          Kaminski Poland Fund Class I
                          Kaminski Poland Fund Class A











================================================================================

                              KAMINSKI POLAND FUND

                       Statement of Additional Information


                             Dated November 3, 1999

This Statement of Additional Information is not a prospectus and contains information in addition to that set forth in: the prospectus for the Class I shares of the Kaminski Poland Fund dated November 3, 1999, and the prospectus for the Class A shares of the Kaminski Poland Fund, dated November 3, 1999, each as may be revised from time to time (each a "prospectus" and collectively, the "prospectuses"). Kaminski Poland Fund (the "Fund") is a series of Advisors Series Trust (the "Trust"). Kaminski Asset Management, Inc. (the "Advisor"), is the Advisor to the Fund. Copies of the prospectuses may be obtained from the Fund at 319 1st Avenue North, Suite 300, Minneapolis, Minnesota, 55401, telephone number (612) 305-9026.


                                TABLE OF CONTENTS

                                                          Cross-reference to
                                                           sections in the
                                                  Page        prospectus
                                                  ----    ------------------


The Trust ......................................   B-x   Risk/Return Summary

Investment Objective and Policies...............   B-x   Risk/Return Summary

Management......................................   B-xx  Management of the Fund

Distribution Arrangements.......................   B-xx  Management of the Fund

Portfolio Transactions and Brokerage............   B-xx  Management of the Fund

Net Asset Value.................................   B-xx  Investor Guide

Taxation      ..................................   B-xx  Distributions and Taxes

Dividends and Distributions.....................   B-xx  Distributions and Taxes

Performance Information.........................   B-xx  General Information

General Information.............................   B-xx  General Information

                                    THE TRUST


Advisors Series Trust is an open-end, non diversified investment management company organized as a Delaware business trust on October 3, 1996. The Trust currently consists of eighteen series of shares of beneficial interest, par value of 0.01 per share. This SAI relates only to the Kaminski Poland Fund, Class I and Class A (the "Fund").


The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is long term growth of capital, which it attempts to achieve by investing in equity securities that are issued by companies based in the Republic of Poland. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of the Fund.

INVESTMENT OPPORTUNITIES IN THE REPUBLIC OF POLAND

     Until relatively recently, Poland had a centrally planned economy, primarily influenced by socialist and communist political philosophies and characterized by nationalized industries, fixed prices and limited external trade. Since the late 1980's, the Republic of Poland has undertaken political and economic reforms, founded upon an ideological shift from socialism and communism to capitalism. In 1990, a fully free election for the government was held. These reforms have had the effect of creating a market-driven economy and have made foreign investment possible.

     The transition to a market-driven economy has been difficult and had the immediate effect of high inflation rates, increased unemployment and a significant decline in living standards as real wages fell. In addition, most of Poland's external trade was formerly limited to the former Soviet Union and other Warsaw Pact countries. As a consequence of all of these factors, Poland experienced a significant drop in GDP.

     In the last few years, these reforms have led to an improvement in the economy of the Republic of Poland, which has been growing in real terms. In addition, significant progress has been made in reducing inflation and government budget deficits.

     In 1998, the GDP of the Republic of Poland was approximately $150 billion. By way of comparison, in the same period, the GDP for the United States was $8.13 trillion. In 1997, the average GDP per capita of Poland was $3,876.

     The Advisor believes that current conditions in Poland will result in a significant level of economic activity, offering the potential for long-term capital appreciation from investment in equity securities of issuers based there. The Advisor believes that the strategic location of Poland between Western Europe and Russia and Asia should benefit its economy by permitting it to take advantage of the modernization, technology and capital available in Western Europe and the large consumer base to the east. The privatization of formerly state-run enterprises and the substantial restructuring of established industries as the economy shifts from a quota-driven command economy to a free market, supply and demand-driven economy and as companies begin to identify and exploit domestic and export markets should result in investment opportunities. The private sector, however, is not as developed in Poland as it is in Western Europe.

     The total population of Poland is approximately 39 million and is well-educated (relative to other emerging markets), with literacy rates that compare favorably to those in Western Europe. For example, the literacy rates averaged 99% in 1997 as compared with 100% in Germany in the same period. Annual wage rates, however, are significantly lower than in the United States and Germany.

     Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks of companies based in the Republic of Poland. If the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest without limit in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. The Fund may buy or write options on equities and on stock indices, and it may engage in foreign exchange transactions. More information about these investments is contained in the SAI.

     Because the Fund will invest primarily in equity securities of issuers based in the Republic of Poland, an investor in the Fund should be aware of special considerations and risks relating to investments in those issuers, and international investment generally, which typically are not associated with investments in securities issued by U.S. companies. The Fund is designed for long term investment, and an investment in its shares should be considered speculative.

CURRENCY FLUCTUATIONS

     The Fund generally will hold assets denominated and traded in the Polish zloty, and most of its income will be received or realized in zlotys, although the Fund will compute its net asset value and calculate and distribute any income in U.S. dollars. Accordingly, changes in the value of the zloty against the dollar will result in corresponding changes in the dollar value of the Fund's assets denominated in zlotys and in the Fund's net asset value, and will also change the dollar value of income and gains derived in zlotys. If the value of the zloty falls relative to the dollar between accrual of the income and the payment of Fund distributions, the amount of zlotys required to be converted into dollars to pay these distributions will increase, and the Fund could be required to sell portfolio securities to make the distributions. Similarly, if the value of the zloty declines between the time the Fund incurs expenses in dollars and the time the expenses are paid, the amount of zlotys required to be converted into dollars to pay the expenses will be greater than the zloty equivalent of such expenses at the time they were incurred.

     The Advisor generally will not seek to hedge against a decline in the value of the Fund's portfolio securities resulting from a decline in the value of the zloty. As a result, the Fund will be subject to the risk of changes in the value of the zloty affecting the value of its portfolio securities, as well as the value of interest, dividends and net realized capital gains received in zlotys.

ECONOMIC AND POLITICAL FACTORS

     The economy of Poland generally differs from the U.S. economy in such respects as general development, rate of inflation, volatility of the rate of growth of gross domestic product and balance of payments position, among others. The following table sets forth some key economic indicators:

                                        1995       1996        1997       1998
                                        ----       ----        ----       ----

GDP at current prices (Zl billion)     285.5      366.2       474.7      157.0
Real GDP growth (%)                      7.0        6.2         7.0        3.8
Consumer price inflation (%)            27.8       19.9        13.0        7.0
Current account ($ billion)             (4.3)     (8.15)      (12.1)      (4.6)
Exchange rate, average (Zl:$)           2.43       2.71        3.51       4.17


Source: The Economist Intelligence Unit

     Poland has had a centrally planned socialist economy for many years. Recently the government has generally implemented reforms directed at economic liberalization, including efforts to decentralize the decision-making process and to establish market-oriented economics. However, there can be no assurance that current or future governments will continue to pursue these policies. Furthermore, the transition from a centrally planned, socialist economy to a competitive market economy resulted in the past in certain disruptions; for example, in 1990 and 1991 GDP declined 11.6% and 7.0%, unemployment rose from under 12% in 1991 to over 16% in 1994, before declining to 11% at the end of December, 1997. There can be no assurance that disruptions will not occur again in the future. In addition, business entities in Poland do not have any significant recent history of operating in a market-oriented economy, and the ultimate impact of Poland's attempts to move toward a more market-oriented environment is unclear.

     Although a democratic system of government is now generally established in Poland, the country remains exposed to risks of political change or periods of uncertainty. Nationalization, expropriation or confiscatory taxation, currency blockage, government regulation, social instability or diplomatic developments could adversely affect its economy or its securities markets. In addition, many of the countries near Poland are similarly exposed to these same uncertainties, and disruptions in any of these countries could adversely affect the economy of Poland.

     As a result of Poland's recent socialist history, the country does not have a body of laws and court decisions comparable to those of the U.S. Laws may not exist to cover all contingencies or to protect adequately, and the administration of these laws may be subject to considerable discretion. There also can be no assurance that laws and related interpretations will not be changed or applied in a manner that will adversely affect the Fund and its assets.

     The Polish Commercial Code sets forth requirements regarding capitalization, shareholders meetings, records and auditing for Polish companies. Recent amendments to the Commercial Code are aimed at modernizing its legal norms and adapting them to models prevailing in the European Community. All joint stock companies, limited liability companies and certain other entities are required to have annually audited financial statements.

FOREIGN INVESTMENT AND REPATRIATION

     Currently, there are no restrictions on foreign investment in Polish securities, except with respect to securities of issuers whose business relates to operation of sea or air ports, real estate, the defense industry, wholesale trading of imported consumer goods or legal services. Investments may be made in such industries if authorization is obtained from the Ministry of Privatization. Also, permission must be sought from the relevant licensing authority to purchase shares of issuers in industries where licenses from the Polish government are required, such as the banking or brokerage industry or a business involving the production of alcohol, cigarettes or medicine.

     In early 1990, internal convertibility of the Polish zloty was introduced. Both the initial investment in and any profits resulting from business activities may be freely repatriated, provided the currency exchange is made at an authorized foreign exchange bank. In the case of dividends, repatriation is only allowed after an audit certificate has been issued and the necessary taxes have been paid. The National Bank of Poland is responsible for overseeing the banking system in Poland and for controlling monetary policy and exchange rates.

CHARACTERISTICS OF SECURITIES MARKETS AND REGULATION

     The securities markets in Poland are much smaller than those in the U.S. Although a stock exchange first opened in Warsaw in 1817 and before World War II there were seven stock exchanges operating in Poland, the capital markets in Poland did not operate after that war until 1991. In structuring the capital markets and their regulation in 1991, the Polish government reviewed several contemporary world markets and based the system on the securities markets in France, with assistance from the Societe des Bourses Francaises. In 1991, the Act on Public Trading in Securities and Trust Funds was adopted, and the Polish Securities Commission was created. The Warsaw Stock Exchange (the "WSE") was also established by the State Treasury as a joint stock company. The WSE is a self-regulatory organization (as are stock exchanges in the U.S.), and its rules must be approved by the Polish Securities Commission. In 1994, the WSE was admitted as a member of the International Federation of Stock Exchanges.

     The Polish Securities Commission is responsible for monitoring the Polish securities market, supervising all public trading, including trading on the WSE, and regulating brokers. In addition, a Brokers Association is responsible for regulating the activities and conduct securities traded over-the-counter. The disclosure requirements are less stringent for issuers whose securities are traded over-the-counter. Clearing and settlement occurs within three business days through the National Depository for Securities, which is operated by the WSE.

     Notwithstanding the similarities between the U.S. and Polish securities markets in terms of structure and regulation, there are significant differences. There is, for example, substantially less trading volume on the WSE than the New York Stock Exchange (the "NYSE"), and its aggregate market capitalization at December 31, 1997 was less than 1/10th of 1% of the aggregate market capitalization of the New York Stock Exchange. There is also a high concentration of market capitalization and trading volume in a relatively small number of issuers representing a limited number of industries, as well as a high concentration of investors. There are, for example, nearly 3,000 companies listed on the NYSE, while there are less than 200 issuers listed on the WSE. As a result, the securities markets in Poland are subject to a lack of liquidity and high price volatility relative to the U.S. securities markets. In addition, securities traded in Poland may be subject to risks due to the inexperience of financial intermediaries, the lack of a sufficient capital base to expand operations and the possibility of restrictions on trading. Finally, since current regulations governing securities markets have only existed since 1991, the regulators in Poland do not have the experience of regulators in the U.S., where federal securities regulation has been in effect since 1933.

CONVERTIBLE SECURITIES AND WARRANTS

     The Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

SHORT-TERM INVESTMENTS

         The Fund may invest in any of the following securities and instruments:

BANK CERTIFICATES OR DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

INVESTMENT COMPANY SECURITIES

     The Fund may invest in shares of other investment companies. The Fund may invest in money market mutual funds in connection with its management of daily cash positions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

GOVERNMENT OBLIGATIONS

     The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     The Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

FOREIGN INVESTMENTS AND CURRENCIES

     The Fund will invest in securities of foreign issuers that are not publicly traded in the United States. The Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

     DEPOSITARY RECEIPTS. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, which are described in the Fund's prospectus.

OPTIONS ON SECURITIES

     PURCHASING PUT AND CALL OPTIONS. The Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund subject to certain restrictions. The Fund will engage in trading of such derivative securities exclusively for hedging purposes.

     If the Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     If the Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of the Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Fund generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

     WRITING CALL OPTIONS. The Fund may write covered call options. A call option is "covered" if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the Internal Revenue Code of 1986 (the "Code") requirements for qualification of the Fund as a regulated investment company. See "Dividends and Distributions" and "Taxation."

     In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options".

     DEALER OPTIONS. The Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

     FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

     As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations: however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     SPREAD TRANSACTIONS. The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

FORWARD CURRENCY CONTRACTS

     The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

     The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

BORROWING

     The Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 10% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LENDING PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

SHORT SALES

     The Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

     In a short sale that is not "against the box," the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     The extent to which the Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Taxation."

ILLIQUID SECURITIES

     The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

RISKS OF INVESTING IN SMALL COMPANIES

     As stated in the prospectus, the Fund may purchase securities of companies with market capitalization as low as $10 million. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares of the Fund.

     As a matter of fundamental policy, the Fund is non-diversified; I.E., as to 50% of the value of a its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) the Fund may not purchase more than 10% of the outstanding voting securities of an issuer. The Fund's investment objective is also fundamental. The Fund will also, as a matter of fundamental policy, invest at least 80% of its total assets, under normal market conditions, in securities of issuers based in the Republic of Poland.

     In addition, the Fund may not:

     1. Issue senior securities, borrow money or pledge its assets, except that
(i) the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit the Fund from engaging in options and foreign currency transactions or short sales;

     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions:

     3. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with sale of securities in its investment portfolio);

     4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in one industry (other than U.S. Government securities);

     5. Purchase of sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

     6. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

     7. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

     8. Make investments for the purpose of exercising control or management.

     The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

     The Fund may not:

     1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law; or

     2. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Trustees to be liquid).

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives and policies and to general supervision by the Board of Trustees.

     The Trustees and officers of the Trust, their ages and positions with the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age           Position     Principal Occupation During Past Five Years
---------------------           --------     -------------------------------------------
Walter Auch, Sr. (Born 1921)    Trustee      Director, Mutual Funds, Nicholas-Applegate, Brinson
6002 N. 62d Place                            Funds (since 19940, Smith Barney Trak Fund, Pimco
Paradise Valley, AZ 85253                    Advisors L.P., Banyan Realty Trust, Banyan Land Fund II
                                             and Legend Properties.

Eric M. Banhazl (Born 1957)*    Trustee,     Senior Vice President, Investment Company
2025 E. Financial Way                        Administration, L.L.C.; Vice President, First Fund
Glendora, CA 91740                           Distributors, Inc.; Assistant Treasurer, RNC Mutual
                                             Fund Group; Treasurer, Guinness Flight Investment
                                             Funds, Inc. and Professionally Managed Portfolios.

Donald E. O'Connor              Trustee      Retired; formerly Executive Vice President and chief
(Born 1936)                                  Operating Officer of ICI Mutual Insurance Company
1700 Taylor Avenue                           (until January 1997), Vice President, Operations,
Fort Washington, MD 20744                    Investment Company Institute (until June 1993).

George T. Wofford III           Trustee      Vice President, Information Services, Federal Home Loan
(Born 1939)                                  Bank San Francisco (since March 1993); formerly
305 Glendora Circle                          Director of Management Information Services, Morrison &
Danville, CA 94526                           Foerster (law firm).

Steven J. Paggioli (Born 1950)  Vice         Executive Vice President, Robert H. Wadsworth &
479 W. 22d Street               President    Associates, Inc. and Investment Company Administration,
New York, NY 10011                           L.L.C.; Vice President, First Fund Distributors, Inc.;
                                             President and Trustee, Professionally Managed
                                             Portfolios; Director, Managers Funds, Inc.

Robert H. Wadsworth             Vice         President, Robert H. Wadsworth & Associates, Inc.,
(Born 1940)                     President    Investment Company Administration, L.L.C. and First
4455 E. Camelback Road                       Fund Distributors, Inc.; Vice President, Professional
Suite 261E                                   Managed Portfolios; President Guinness Flight
Phoenix, AZ 85018                            Investment Funds, Inc.; Director, Germany Fund, Inc.
                                             New Germany Fund, Inc., Central European Equity Fund,
                                             Inc. and Deutsche Funds, Inc.

Chris O. Moser (Born 1949)      Secretary    Employed by Investment Company, L.L.C. (since July
4455 E. Camelback Road                       1996); formerly employed by Bank One, N.A. (From
Suite 261E                                   August 1995 until July 1996); O'Connor, Cavanagh,
Phoenix, AZ 85018                            Anderson, Killingsworth and Beshears (law firm)
                                             (until August 1995).

*denotes Trustee who is an "interested person" of the Trust under the 1940 Act.


NAME AND POSITION                          AGGREGATE COMPENSATION FROM THE TRUST
Walter E. Auch, Sr., Trustee                               $12,000
Donald E. O'Connor, Trustee                                $12,000
George T. Wofford III, Trustee                             $12,000


The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

THE ADVISOR

     Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

     Under the Advisory Agreement, the Advisor agrees to invest the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Trustees of the Trust may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provision and restrictions contained in the federal securities laws, applicable state securities laws, the Code and other applicable law.

     Without limiting the generality of the foregoing, the Advisor has agreed to
(i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities; (iii) manage and oversee the investment of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in the Fund's portfolio; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Trustees or other officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor has also agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time ti time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of the Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and marketing materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor.

     As compensation for the Advisor's services, the Fund pays it an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings, costs and expenses of pricing and calculation its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not member of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of the Fund which insure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distributing to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expense (including legal fees) of registering and maintaining and servicing shareholder accounts, including charges for transfer, shareholder record keeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.


     During the period beginning July 9, 1997 and ending June 30, 1998, the Advisor earned $13,159 in advisory fees. During the year ending June 30, 1999, the Advisor earned $20,142 in advisory fees. The Advisor has contractually agreed to limit total fund operating expenses to 2.75% of average net assets annually. As a result of that limitation, the Advisor waived all or part of its fee and paid Fund operating expenses in the amounts of $121,213 and $135,329, in the periods ended June 30, 1998 and 1999, respectively.


     The Advisor is controlled by M. G. Kaminski.

     Under the Advisory Agreement, the Advisor will not be liable to the Trust of the Fund or any shareholder for any act or commission in the course of, or connected with, rendering services or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Advisory Agreement will remain in effect for a period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

THE ADMINISTRATOR

     The Administrator has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to permit the offer and sale of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; and (vii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

For its services, the Administrator receives a fee monthly at the following annual rate:

Fund asset level                    Fee rate
----------------                    --------

First $50 million                   0.20% of average daily net assets
Next $50 million                    0.15% of average daily net assets
Next $50 million                    0.10% of average daily net assets
Next $50 million, and thereafter    0.05% of average daily net assets

Subject to an annual minimum of $30,000 for the Trust.

                            DISTRIBUTION ARRANGEMENTS

     Pursuant to a plan of distribution adopted by the Trust, on behalf of the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund may pay distribution and related expenses up to 0.25% of its average net assets to the Advisor as distribution coordinator. Expenses permitted to be paid include preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitations, advertising, public relations, compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares, payments to financial intermediaries for shareholder support, administrative and accounting services with respect to shareholders of the Fund and such other expenses as may be approved from time to time by the Board of Trustees of the Trust.

     The Plan allows excess distribution expenses to be carried forward by the Advisor, as distribution coordinator, and resubmitted in a subsequent fiscal year, provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Trustees have made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Trustees make a further determination, at the time any distribution expenses which have been carried forward are submitted for payment, that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.


     Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. During the period beginning July 9, 1997 and ending June 30, 1998, the Fund paid to the Distribution Coordinator distribution fees totaling $1,977 for the original class of shares of the Fund. During the fiscal year ending June 30, 1999, the Fund paid to the Distribution Coordinator distribution fees totaling $3,473 for both Class I and Class A shares of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer. the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Advisor, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price of lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.


     Brokerage commissions paid during the period beginning July 9, 1997, and ending June 30, 1998, aggregated $30,234. Brokerage commissions paid during the year ending June 30, 1999, aggregated $19,104.


                                 NET ASSET VALUE

     The net asset value of each class of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00p.m. Eastern time) each business day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The NSYE generally closes for holidays such as: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in this list.

     The net asset value per share of a class of the Fund is computed by dividing the value of the securities held by the Fund plus any other cash or other assets (including interest and dividends accrued but not yet received) minus that class's proportional interest in the Fund's liabilities (including accrued expenses) by the total number of shares of that class outstanding at such time.

     Generally, trading in and valuation of securities in Poland is substantially completed each day prior to the close of the NYSE. In addition, trading in, and valuation of, those securities may not take place on some days in which the NYSE is open for trading. In that case, the price used to determine the Fund's net asset value on the last day on which such security was traded of was priced will be used, unless the Trust's Board of Trustees determines that a different price should be used. Furthermore, trading takes place in Poland on days which the NYSE is not open for trading on which the Fund's net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which the Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of the Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case and adjustment would be made.

     Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

     The Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

     Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. if neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

     All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                                    TAXATION

     The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, (the "Code"), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund.

     In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of the Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carry-overs from the eight prior taxable years will be applied against capital gains. Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     The Fund or the securities dealer effecting a redemption of the Fund's shares by a shareholder will be required to file information reports with the Internal Revenue Service ("IRS") with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     The Fund intends to declare and pay dividends and other distributions, as stated in the prospectuses. In order to avoid the payment of any federal excise tax based on net income, the Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of the Fund's foreign source income (including any foreign income taxes paid by the Fund), and
(ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund's total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

     Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

     A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the fund and the purchase price of the Fund's shares acquired by the shareholder.

     Section 475 of the Code requires that a "dealer" in securities must generally "mark to market" at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The "mark to market" rules do not apply, however, to a security held for investment which is clearly identified in the dealer's records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the "mark to market" rules. Shares of the Fund held by a dealer in securities will be subject to the "mark to market" rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

     Redemptions and exchanges of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in the prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

     The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

     The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

     Any dividend or distribution paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

     Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

                             PERFORMANCE INFORMATION

The Fund may, from time to time, quote various performance figures in advertisements and other communications to illustrate its past performance. Performance figures will be calculated separately for each class of shares.

TOTAL RETURN

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                 n
         P(1 + T)  = ERV

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     For the period from July 9, 1997 (commencement of operations) through June 30, 1998, the Kaminski Poland Fund had a Total Return of (17.6)%. For the fiscal year ending June 30, 1999, the Fund had a Total Return of (5.09)%.

YIELD

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

         YIELD = 2 [(a-b + 1)6 - 1]
                     ---
                     cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or

CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD and BARRON'S.

                               GENERAL INFORMATION


     Advisors Series Trust is an open-end management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of 18 series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.


     The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.


     If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created 18 series of shares, and may create additional series in the future, each of which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.


     The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Fund may make payment partly in its portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Fund does not anticipate that it will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Fund pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Fund's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018. The Fund's custodian, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 is responsible for holding the Funds' assets. Citibank, N.A. acts as the Fund's sub-custodian in Poland. American Data Services, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788 acts as the Fund's transfer agent and accounting services agent. The Fund's independent accountants, PricewaterhouseCoopers LLP 650 Third Avenue South, Suite 1300, Minneapolis, MN 55402 assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.

     The Fund is a management, open-end, diversified investment company.

     The validity of the shares offered by the prospectus have been passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.


     Shares of the Fund owned by the Trustees and officers as a group were less than 1% at October 28, 1999.

     On October 28, 1999, the following owned of record and/or beneficially more than 5% of the Fund's outstanding voting securities:

         NAME AND ADDRESS                            % OF SHARES
         ----------------                            -----------

         Bear Stearns Securities Corp.                  28.16%
         1 Metrotech Center North
         Brooklyn, NY 11201

         Charles Schwab & Co., Inc.                     10.39%
         101 Montgomery Street
         San Francisco, CA 94104

         National Investors Services Corp.               5.75%
         55 Water Street, 32nd Floor
         New York, NY 10041

    As filed with the Securities and Exchange Commission on November 3, 1999
                                                      Registration No. 333-17391
                                                              File No. 811-07959
================================================================================











                                     Part C

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT

                              ADVISORS SERIES TRUST

                          Kaminski Poland Fund Class I
                          Kaminski Poland Fund Class A











================================================================================

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.


     (a)  Agreement and Declaration of Trust (1)
     (b)  By-Laws (1)
     (c)  Not applicable
     (d)  (i) Form of Investment Advisory Agreement (4)
          (ii) Form of Amendment to Investment Advisory Agreement (5)
     (e)  Distribution Agreement (2)
     (f)  Not applicable
     (g)  Custodian Agreement (3)
     (h)  (i) Administration Agreement with Investment Company
                Administration Corporation (2)
          (ii) Fund Accounting Service Agreement (2)
          (iii) Transfer Agency and Service Agreement (2)
     (i)  Not applicable
     (j)  Consent of Accountants
     (k)  Not applicable
     (l)  Investment letters (3)
     (m)  Form of  Rule 12b-1 Plan (4)
     (n)  Not applicable
     (o)  Not applicable


----------
(1) Previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and incorporated herein by reference.

(2) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-17391) on January 29, 1997 and incorporated herein by reference.

(3) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-17391) on February 28, 1997 and incorporated herein by reference.

(4) Previously filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A (File No. 333-17391) on January 15, 1999 and incorporated herein by reference.

(5) Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 333-17391) on June 30, 1999 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Article VI of Registrant's By-Laws states as follows:

     Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

     Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

     (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

     (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

     (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

     The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

     Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

     No indemnification shall be made under Sections 2 or 3 of this Article:

     (a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

     (b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

     (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

     Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

     Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

     (a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or


     (b)  A written opinion by an independent legal counsel.

     Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i)security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

     Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

     Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

     (a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

     (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

     Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The information required by this item with respect to American Trust Company is as follows:

     American Trust Company is a trust company chartered under the laws of the State of New Hampshire. Its President and Director, Paul H. Collins, is a director of:

         MacKenzie-Childs, Ltd.
         360 State Road 90
         Aurora, NY 13026

         Great Northern Arts
         Castle Music, Inc.
         World Family Foundation
         all with an address at
         Gordon Road, Middletown, NY

Robert E. Moses, a Director of American Trust Company, is a director of:

         Mascoma Mutual Hold Corp.
         On The Green
         Lebanon, NH 03766

     Information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

         NAME OF INVESTMENT ADVISER                    FILE NO.
         --------------------------                    --------

         Kaminski Asset Management, Inc.               801-53485
         Rockhaven Asset Management, LLC               801-54084
         Chase Investment Counsel Corp.                801-3396
         Avatar Investors Associates Corp.             801-7061
         The Edgar Lomax Company                       801-19358
         Al Frank Asset Management, Inc.               801-30528
         Heritage West Advisors, LLC                   801-55233
         Howard Capital Management                     801-10188
         Segall Bryant & Hamill                        801-47232
         National Asset Management Corporation         801-14666
         Charter Financial Group, Inc.                 801-50956

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The Registrant's principal underwriter also acts as principal underwriter for the following investment companies:

                  Guinness Flight Investment Funds
                  Fleming Capital Mutual Fund Group, Inc.
                  Fremont Mutual Funds, Inc.
                  Jurika & Voyles Fund Group
                  Kayne Anderson Mutual Funds
                  Masters' Select Funds Trust
                  O'Shaughnessy Funds, Inc.
                  PIC Investment Trust
                  The Purisima Funds
                  Professionally Managed Portfolios
                  Rainier Investment Management Mutual Funds
                  RNC Mutual Fund Group, Inc.
                  Brandes Investment Trust
                  Allegiance Investment Trust
                  The Dessauer Global Equity Fund
                  Puget Sound Alternative Investment Trust
                  UBS Private Investor Funds

     (b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc.: Position and Offices Position and Name and Principal with Principal Offices with Business Address Underwriter Registrant

Robert H. Wadsworth               President and           Vice President
4455 E. Camelback Road            Treasurer
Suite 261E
Phoenix, AZ  85018

Eric M. Banhazl                   Vice President          President,
2020 E. Financial Way, Ste. 100                           Treasurer
Glendora, CA 91741                                        and Trustee

Steven J. Paggioli                Vice President and      Vice President
915 Broadway, Ste. 1605           Secretary
New York, New York 10010

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

     (a) the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Registrant;

     (b) the documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the respective investment advisors:

     American Trust Company, One Court Street, Lebanon, NH 03766

     Kaminski Asset Management, Inc., 319 First Avenue, Suite 300, Minneapolis, MN 55401

     Rockhaven Asset Management, 100 First Avenue, Suite 1050, Pittsburgh, PA 15222

     Chase Investment Counsel Corp., 300 Preston Avenue, Charlottesville, VA
     22902

     Avatar Associates Investment Corp., 900 Third Avenue, New York, NY 10022

     The Edgar Lomax Company, 6564 Loisdale Court, Springfield, VA 22150

     Al Frank Asset Management, Inc. 465 Forest Avenue, Suite I, Laguna Beach, CA 92651

     Heritage West Advisors, LLC, 1850 North Central Ave., Suite 610, Phoenix, AZ 85004

     Liberty Bank and Trust Company, 4101 Pauger St., Suite 105, New Orleans, LA 70122

     Howard Capital Management, 45 Rockefeller Plaza, Suite 1440, New York, New York 10111

     Segall Bryant & Hamill, 10 South Wacker Drive, Suite 2150, Chicago, IL
     60606

     National Asset Management Corporation, 101 South Fifth Street, Louisville, KY 40202

     Charter Financial Group, Inc., 1401 I Street N.W., Suite 505, Washington, DC 20005

     (c) with respect to The Heritage West Dividend Capture Income Fund series of the Registrant, all other records will be maintained by the Registrant; and

     (d) all other documents will be maintained by Registrant's custodian, Firstar Bank, 425 Walnut Street, Cincinnati, OH 45202.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Registrant hereby undertakes to:

     (a) Furnish each person to whom a Prospectus is delivered a copy of the applicable latest annual report to shareholders, upon request and without charge.

     (b) If requested to do so by the holders of at least 10% of the Trust's outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

     (c) On behalf of each of its series, to change any disclosure of past performance of an Advisor to a series to conform to changes in the position of the staff of the Commission with respect to such presentation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant represents that this amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, there to duly authorized in the City of Phoenix and State of Arizona on the 29th day of October, 1999.

                                          ADVISORS SERIES TRUST


                                          By /s/ Eric M. Banhazl*
                                             -----------------------------------
                                                 Eric M. Banhazl
                                                 President

     This Amendment to the Registration Statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities indicated on October 29, 1999.


/s/ Eric M. Banhazl*               President, Principal Financial
-----------------------------      and Accounting Officer, and Trustee
Eric M. Banhazl


/s/ Walter E. Auch Sr.*            Trustee
-----------------------------
Walter E. Auch, Sr.


/s/ Donald E. O'Connor*            Trustee
-----------------------------
Donald E. O'Connor


/s/ George T. Wofford III*         Trustee
-----------------------------
George T. Wofford III

* /s/ Robert H. Wadsworth
-----------------------------
By:  Robert H. Wadsworth
     Attorney in Fact